                                   VAN KAMPEN
                                  HARBOR FUND

                               Semi-Annual Report
                                 June 30, 1998

                            [ARTWORK APPEARS HERE]

                                  Van Kampen
                                     FUNDS

           Table of Contents

Letter to Shareholders....................  1

Performance Results.......................  3

Glossary of Terms.........................  4

Portfolio Management Review...............  5

Portfolio Highlights......................  8

Portfolio of Investments..................  9

Statement of Assets and Liabilities....... 16

Statement of Operations................... 17

Statement of Changes in Net Assets........ 18

Financial Highlights...................... 19

Notes to Financial Statements............. 22


HAR SAR 8/98

                             Letter to Shareholders

                                    [PHOTO]
                     Dennis J. McDonnell and Don G. Powell

July 16, 1998

Dear Shareholder,

     As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.

     You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

Economic Review

     The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.

     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.

     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

Market Review

     U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned 17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.

                                       1                   Continued on page two

     Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia--undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

Outlook
     We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among larger companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.
     Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.
     Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                      /s/ Dennis J. McDonnell

Don G. Powell                          Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

             Performance Results for the Period Ended June 30, 1998

                             Van Kampen Harbor Fund


                                               A Shares   B Shares   C Shares
Total Returns
Six-month total return based on NAV/1/.......      6.10%      5.73%      5.69%
Six-month total return/2/....................     (0.01)%     0.73%      4.69%
One-year total return/2/.....................      7.62%      8.51%     12.38%
Five-year average annual total return/2/.....      9.57%      9.82%       N/A
Ten-year average annual total return/2/......     11.01%       N/A        N/A
Life-of-Fund average annual total return/2/..      9.87%     10.85%      9.85%
Commencement date............................  11/15/56   12/20/91   10/26/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Debt securities acquired by the Fund are not subject to any ratings limitations and may include high-, medium-, lower- and non-rated debt securities. Lower- and non-rated securities are regarded as speculative with respect to capacity to pay interest and repay principal.

Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms

Bond:
     A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

Common stock:
     Shares of securities that represent ownership in a corporation. Common stock's dividend rights are subordinate to preferred stock's, and its dividends are not fixed.

Convertible security:
     A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

Dow Jones Industrial Average:
     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established companies.

Market capitalization:
     The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Net asset value (NAV):
     The value of a mutual fund share, computed by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

Standard & Poor's 500-Stock Index:
     A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

Yield:
     The annual rate of return on an investment, usually expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

                          Portfolio Management Review

                             Van Kampen Harbor Fund

We recently spoke to the management team of the Van Kampen Harbor Fund about the key events and economic forces that shaped the markets during the past six months. The team included Christine Drusch, portfolio manager; Matthew Hart, portfolio comanager; and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the six months ended June 30, 1998.

Q Can you describe the stock market environment for the Fund during the past six months?
A    The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a favorable climate for stocks. However, the aftermath of the currency collapse in Southeast Asia threatened to slow the economies of countries around the world. Fortunately for equity investors, positive economic conditions in the United States had a greater influence on the stock market than overseas turmoil did. The Dow Jones Industrial Average set record highs throughout the reporting period and has fluctuated around the 9000 mark since April, amid concerns that the consequences of the Asian situation were beginning to affect U.S. companies' earnings.

     Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would influence the U.S. markets. Generally, large-capitalization companies made greater gains than small-cap firms did.

Q    How did the convertible securities markets respond?
A    Convertible securities rose 7.72 percent during the reporting period, while their underlying common stock appreciated 6.72 percent, according to the Merrill Lynch Convertible Index. In other words, convertibles achieved a higher rate of return than their underlying common stock and still enjoyed the lower levels of risk that convertible securities have typically provided.
     Most of the companies that issue convertible securities are small caps, so convertibles shared in the struggles of small-cap stocks during the reporting period. The new-issue market for convertibles was very strong, however, due to low interest rates and high demand. As such, we had plenty of attractive securities to choose from in managing the portfolio.

Q    Given this environment, what was your strategy for managing the Fund?
A    We consistently manage the Fund for capital appreciation, current income, and preservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we focus on growth companies and diversify across market sectors. During the reporting period, we narrowed our focus to identify convertibles with moderate premiums (convertibles usually sell at a premium over the value of their underlying stock). By investing in convertibles with moderate premiums, we sought to help lower the Fund's volatility in the event of a market decline.

     The convertible market has closely tracked the small-cap market, so the Fund was susceptible to the same factors that hindered small-cap performance during the six months. Small companies tend to have lower credit ratings than large companies do, and this gap widened during the reporting period as investors grew concerned about the situation in Asia. Generally, securities with lower credit ratings are more vulnerable to market declines than higher-rated companies. As such, we concentrated on the securities we felt most confident about and aimed to stick with them through the market's ups and downs.

Q    Which sectors and holdings had the greatest effects on the portfolio?
A    Many of the Fund's best-performing securities came from the retail sector, where the combination of low unemployment, rising disposable income, and a flourishing housing market contributed to healthy sales. Some of our strongest holdings included Pier 1 Imports, Home Depot, Staples, and Men's Wearhouse. Pier 1 Imports and Home Depot sell home-related products and have often flourished when interest rates are low, because many people seize the opportunity to buy new homes or refurbish and redecorate their existing homes. We were quick to take our profits in this sector--retail securities tend to be very sensitive to economic changes, and we don't want to have too much exposure in case we see sudden price declines.
     Radio advertising also produced some attractive securities. Deregulation of the broadcasting industry has allowed individual companies to own an unrestricted number of radio and television stations. Consequently, a small number of broadcasting companies are dominating the advertising dollars in a given region and commanding higher advertising prices as they control larger pieces of each media market. Many radio companies are thriving in this era of deregulation, and we were pleased with our holdings in Chancellor Media and Jacor Communications.
     Other favorable securities represented a range of sectors and reflect the Fund's diversity. These included Alza (pharmaceuticals), Travelers Group (finance), Corestaff (staffing), Worldcom (telecommunications), and EMC (technology). Although individual securities were the primary drivers of Fund performance, the portfolio also benefited from small weightings relative to the convertible market in energy, real estate, and electric utility securities, which lagged the market in the early part of the year. For additional Fund portfolio highlights, please refer to page eight.


Q    What factors worked against the Fund?
A    As we mentioned, the lackluster performance of small stocks had a negative effect on the Fund, because most convertibles are issued by small-cap companies. Toward the end of the reporting period, renewed concerns about the weakness of Asian economies spurred investors' preference for larger, more familiar companies.
     Our substantial weighting in telecommunications was another detriment. These securities performed well during the early part of the reporting period but lagged at the end. The telecom industry, which includes wireless equipment manufacturers and service providers, had a big rally earlier in the year but suffered from the Asian setback. We continue to believe the telecom industry will be strong in the coming years, as cellular usage increases worldwide.
     Another disappointment was our large position in Cendant, a marketer and provider of consumer and business services. In April, the company disclosed some accounting irregularities, causing the stock price to plummet. On the positive side, the situation with Cendant underscores the downside protection offered by convertible securities: while the underlying stock price declined 46 percent on the day of the announcement, the convertible price dropped a lesser 27.2 percent.


Q    How did the Fund perform during the reporting period?

A    The Fund performed well relative to its peers, achieving a six-month total return of 6.10 percent/1/ (Class A shares at net asset value) as of June 30, 1998. By comparison, the Russell 2000 Index returned 4.93 percent, and the Lipper Convertible Securities Fund Index, which more closely resembles the Fund, returned 5.68 percent. The Russell 2000 Index reflects the general performance of smaller-cap stocks, and the Lipper Convertible Securities Fund Index represents the average performance of convertible securities funds.

     These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page three for additional Fund performance results.

Q    What is your outlook for the Fund for the next six months?

A    At the time of your last report, the stock market had just suffered a downturn in anticipation of the consequences of the Asian crisis. The market rebounded but dropped again this spring when some of these consequences came to fruition. Only time will tell if this recent volatility represents the full impact of the Asian situation.

     In today's uncertain environment, investors have become very protective of their market gains, and they're quick to sell securities that falter. Small stocks are volatile by nature and tend to struggle more than large stocks during periods of market uncertainty. Despite these conditions, we are optimistic about the Harbor Fund for two reasons. First, volatile markets favor convertible securities, which have typically provided investors with some protection against declining stock prices. And second, small-cap stocks are historically inexpensive--we think these companies have the potential to realize growth, which will be reflected in their stock and convertible prices. Between these two factors, we believe the Harbor Fund is well positioned to face the challenges of this market.


/s/ Christine Drusch          /s/ Matthew Hart

    Christine Drusch              Matthew Hart
    Portfolio Manager             Portfolio Comanager



/s/ Dennis J. McDonnell

Dennis J. McDonnell
President
Van Kampen Asset Management Inc.


                                       7      Please see footnotes on page three

                             Portfolio Highlights
                            Van Kampen Harbor Fund

Portfolio Holdings as a Percentage of Long-Term Investments

                                                                 Percentage of
                                      Top Ten Holdings         These Investments
                                     as of June 30, 1998        Six Months Ago
Omnipoint Corporation..................     2.63%................    N/A
El Paso Energy Capital Trust...........     1.54%................    N/A
Conseco, Inc...........................     1.51%................    1.20%
Platinum Technology....................     1.50%................    N/A
Worldcom, Inc..........................     1.48%................    1.02%
News America Holdings, Inc.............     1.48%................    1.13%
Advanced Micro Devices, Inc............     1.48%................    N/A
Equitable Cos, Inc.....................     1.43%................    N/A
Whole Food Market, Inc.................     1.39%................    N/A
Level One Communications, Inc..........     1.38%................    N/A
N/A = Not Applicable


Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of June 30, 1998                        As of December 31, 1997
Finance........................... 15%     Consumer Services................ 17%
Technology........................ 13%     Finance.......................... 15%
Consumer Services................. 13%     Health Care...................... 13%
Utilities......................... 12%     Energy........................... 12%
Health Care....................... 10%     Consumer Distribution............ 11%


Asset Allocation as a Percentage of Total Investments

As of June 30, 1998                        As of December 31, 1997
Common Stock...................... 10%     Common Stock.....................  8%
Convertibles...................... 80%     U.S. Government.................. 11%
Other............................. 10%     Convertibles..................... 81%

                           Portfolio of Investments
                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)    Description                                             Coupon    Maturity    Market Value
===================================================================================================
         Domestic Convertible Corporate Obligations  50.7%
         Consumer Distribution  8.2%
$ 7,750  Brightpoint Inc., LYON, 144A - Private
         Placement (a).......................................         *    03/11/18    $  3,003,125
  4,000  Central Garden & Pet Co.............................     6.000%   11/15/03       5,080,000
  1,650  Costco Cos, Inc.....................................         *    08/19/17       1,254,000
  2,500  Costco Cos, Inc., 144A - Private Placement (a)......         *    08/19/17       1,900,000
  1,575  CUC International, Inc..............................     3.000    02/15/02       1,531,687
  1,900  Genesco Inc.,144A - Private Placement (a)...........     5.500    04/15/05       1,857,250
  3,000  Home Depot, Inc.....................................     3.250    10/01/01       5,497,500
  4,700  Rite Aid Corp., 144A - Private Placement (a)........     5.250    09/15/02       5,751,625
  3,000  Staples, Inc., 144A - Private Placement (a).........     4.500    10/01/00       5,917,687
 16,019  Whole Foods Market Inc.,
         144A - Private Placement (a)........................         *    03/02/18       6,507,719
                                                                                       ------------
                                                                                         38,300,593
                                                                                       ------------
         Consumer Services  9.0%
  2,500  Conxus Communications Inc.,
         144A - Private Placement (a) (c).................... 9.00/9.50    05/15/01       2,475,000
  3,426  Data Processing Resources Corp.,
         144A - Private Placement (a)........................     5.250    04/01/05       3,751,470
  2,130  Interim Services Inc................................     4.500    06/01/05       2,284,425
  5,800  Jacor Communications Inc., LYON.....................         *    02/09/18       2,523,000
  3,600  Mail Well Inc.......................................     5.000    11/01/02       4,680,000
  5,120  Metamor Worldwide...................................     2.940    08/15/04       4,889,600
  5,885  National Data Corp..................................     5.000    11/01/03       6,135,113
 10,550  News America Holdings, Inc., LYON...................         *    03/11/13       6,923,437
  3,850  Omnicom Group, Inc.,
         144A - Private Placement (a)........................     4.250    01/03/07       6,275,500
  2,000  Personnel Group of America, Inc.,
         144A - Private Placement (a)........................     5.750    07/01/04       2,480,000
                                                                                       ------------
                                                                                         42,417,545
                                                                                       ------------
         Energy  3.2%
  3,750  Diamond Offshore Drilling, Inc......................     3.750    02/15/07       4,284,375
  2,100  Offshore Logistics, Inc.............................     6.000    12/15/03       2,173,500

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)    Description                                             Coupon    Maturity    Market Value
===================================================================================================
         Energy  (Continued)
$ 3,350  Pennzoil Co. (convertible into 56,963
         Chevron Oil Co. common shares).......................    4.750%   10/01/03    $  4,694,187
 11,123  Pride International Inc..............................        *    04/24/18       3,865,243
                                                                                       ------------
                                                                                         15,017,305
                                                                                       ------------
         Finance  3.7%
  2,515  Berkshire Hathaway, Inc..............................        *    12/02/01       4,561,471
  3,414  Financial Federal Corp.,
         144A - Private Placement (a).........................    4.500    05/01/05       3,601,770
STRYPES  Merrill Lynch & Company, Inc., 60,000 shares
         (convertible into 92,310 CIBER,Inc.
         common shares).......................................   7.8750    02/01/01       4,122,961
STRYPES  Merrill Lynch & Company, Inc., 126,000 shares
         (convertible into 103,269 Cox Communications
         common shares).......................................    6.000    06/01/99       5,021,646
                                                                                       ------------
                                                                                         17,307,848
                                                                                       ------------
         Healthcare  9.3%
  4,300  Alternate Living Services, Inc.......................    5.250    12/15/02       4,794,500
  7,200  Alza Corp., LYON.....................................        *    07/14/14       4,212,000
  3,417  Assisted Living Concepts Inc.,
         144A - Private Placement (a).........................    5.625    05/01/03       3,169,268
  5,000  Athena Neurosciences, Inc.,
         144A - Private Placement (a).........................    4.750    11/15/04       5,818,750
  4,500  ESC Medical Systems Ltd..............................    6.000    09/01/02       4,483,125
  3,410  Genzyme Corporation,
         144A - Private Placement (a).........................    5.250    06/01/05       3,230,975
  5,150  Healthsouth Corporation,
         144A - Private Placement (a).........................    3.250    04/01/03       5,104,937
  4,800  Omnicare, Inc.,
         144A - Private Placement (a).........................    5.000    12/01/07       5,592,000
  2,400  Renal Treatment Centers, Inc.........................    5.625    07/15/06       3,504,000
  3,500  Sunrise Assisted Living, Inc.,
         144A - Private Placement (a).........................    5.500    06/15/02       3,867,500
                                                                                       ------------
                                                                                         43,777,055
                                                                                       ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)    Description                                             Coupon    Maturity    Market Value
===================================================================================================
         Producer Manufacturing  3.4%
$ 3,410  Antec Corp. 144A - Private Placement (a)...............  4.500%   05/15/03    $  3,964,125
  2,550  Thermo Instrument Systems Inc..........................  4.000    01/15/05       2,540,437
  4,250  U. S. Filter Corp......................................  4.500    12/15/01       4,356,250
  5,100  WMX Technologies, Inc..................................  2.000    01/24/05       4,902,375
                                                                                       ------------
                                                                                         15,763,187
                                                                                       ------------
         Technology  12.3%
  8,530  Advanced Micro Devices Inc.............................  6.000    05/15/05       6,909,300
  3,400  Affiliated Computer Services Inc.,
         144A - Private Placement (a)...........................  4.000    03/15/05       3,718,750
  3,400  Arbor Software Corp.,
         144A - Private Placement (a)...........................  4.500    03/15/05       2,847,500
  4,650  Comverse Technology Inc................................  5.750    10/01/06       5,847,375
  4,600  Comverse Technology Inc.,
         144A - Private Placement (a)...........................  4.500    07/01/05       4,669,000
  4,000  Kellstrom Industries Inc...............................  5.500    06/15/03       4,340,000
  5,765  Level One Communications, Inc..........................  4.000    09/01/04       6,442,387
  4,000  May Speh Inc...........................................  5.250    04/01/03       5,560,000
  5,525  Network Associates Inc.,
         144A - Private Placement (a)...........................      *    02/13/18       2,562,219
  2,000  Photronics, Inc........................................  6.000    06/01/04       2,187,500
  6,500  Platinum Technology Inc................................  6.250    12/15/02       7,020,000
  4,250  Premiere Technologies Inc..............................  5.750    07/01/04       2,656,250
  2,988  Quadramed Corp., 144A - Private Placement (a)..........  5.250    05/01/05       3,073,905
                                                                                       ------------
                                                                                         57,834,186
                                                                                       ------------
         Transportation  1.6%
  1,500  Continental Airlines Inc...............................  6.750    04/15/06       3,105,000
  4,300  Tower Automotive Inc...................................  5.000    08/01/04       4,429,000
                                                                                       ------------
                                                                                          7,534,000
                                                                                       ------------
         Total Domestic Convertible Corporate Obligations 50.7%.                        237,951,719
                                                                                       ------------
         Foreign Convertible Corporate Obligations 0.8%
         Consumer Services  0.6%
  2,100  IMAX Corp. (Canada)....................................  5.750    04/01/03       2,551,500
                                                                                       ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)   Description                                                    Coupon     Maturity     Market Value
----------------------------------------------------------------------------------------------------------
        Energy  0.2%
$1,000  Swiss Life Finance Limited, (United Kingdom),
        (convertible into 13,614 shares of Royal Dutch
        Petroleum Co.), 144A - Private Placement (a)...............    2.000%      05/20/05     $1,020,000
                                                                                                ----------
             Total Foreign Convertible Corporate Obligations 0.8%..........................      3,571,500
                                                                                                ----------

                                                                                     Number
Description                                                                        of Shares  Market Value
----------------------------------------------------------------------------------------------------------
Convertible Preferred Stock  28.1%
Consumer Distribution 0.4%
Owens & Minor Trust, 5.3750%, 144A - Private Placement (a).....................      50,000     $1,850,000
                                                                                                ----------
Consumer Durables  1.6%
Fleetwood Capital Trust 6.000%, 144A - Private Placement (a)...................      80,750      4,299,938

Newell Financial Trust, 5.25%, 144A - Private Placement (a)....................      55,000      3,176,250
                                                                                                ----------
                                                                                                 7,476,188
                                                                                                ----------
Consumer Non-Durables  1.9%
Ralston Purina Co., 7.00% (convertible into 83,609
Interstate Bakeries Corp. common shares).......................................      51,000      3,201,848

Suiza Capital Trust II, TIPES, 5.5000%, 144A - Private Placement (a)...........     119,900      5,875,100
                                                                                                ----------
                                                                                                 9,076,948
                                                                                                ----------
Consumer Services  2.3%
Chancellor Media Corp., $3.000 dividend per share,
144A - Private Placement (a)...................................................      60,000      6,120,000

Host Marriott Financial Trust, QUIPS, 6.75%,
144A - Private Placement (a)...................................................      85,000      4,462,500
                                                                                                ----------
                                                                                                10,582,500
                                                                                                ----------
Energy  2.2%
Chesapeake Energy Corp., 144A - Private Placement (a)..........................      76,800      3,283,200

El Paso Energy Capital Trust I, 4.7500%........................................     135,750      7,194,750
                                                                                                ----------
                                                                                                10,477,950
                                                                                                ----------
Finance  8.0%
Ahmanson H.F. Co., Ser. D, 6.00%...............................................      30,000      4,380,000

Conseco Finance Trust IV, Ser. F, PRIDES, 7.00%................................     133,800      7,091,400

Finova Finance Trust,  TOPRS, 5.50%............................................      40,000      3,140,000

General Growth Properties Inc., 7.2500%, PIERS.................................     102,400      2,585,600

                                      12       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================


                                                                         Number
Description                                                           of Shares    Market Value
-----------------------------------------------------------------------------------------------
Finance (Continued)
Glenborough Realty Trust, Inc., 7.7500%, Series A...................     75,000    $  1,828,125
Jefferson-Pilot Corp., ACES, 7.25% (convertible into 63,335 shares
Nations Bank common stock)..........................................     38,000       5,039,750
Life RE Capital Trust II, 6.000%....................................     34,300       2,615,375
Philadelphia Consolidated Holdings, PRIDES, 7.000%..................    298,700       3,061,675
PLC Capital Trust II, PRIDES, 6.50%.................................     48,000       2,976,000
Sun Financing I, TIPS, 7.000%, 144A - Private Placement (a).........     92,000       2,032,800
Sunamerica Inc., Ser. E, $3.1000 dividend per share.................     17,400       2,803,575
                                                                                   ------------
                                                                                     37,554,300
                                                                                   ------------
Healthcare 0.5%
Alkermes, Inc., 6.5000%.............................................     51,000       2,129,250
                                                                                   ------------
Producer Manufacturing 1.6%
Coltec Capital Trust, TIDES, 5.250%, 144A - Private Placement (a)...     76,900       3,537,400
Ingersoll Rand Company, PRIDES, 6.7500%.............................    171,500       4,116,000
                                                                                   ------------
                                                                                      7,653,400
                                                                                   ------------
Raw Materials/Processing Industries 0.9%
TXI Capital Trust I, 5.5000%, SPURS.................................     85,000       4,073,757
                                                                                   ------------

Technology 0.4%
Unisys Corp., Ser. A, $3.7500 dividend per share....................     39,700       2,074,325
                                                                                   ------------

Utilities 8.3%
Aes Trust II, TECONS, 5.50%, 144A - Private Placement (a)...........     50,000       2,818,750
Houston Industries, Inc., ACES, 7.00% (convertible into
41,857 of Time Warner, Inc. common shares)..........................     50,650       3,773,425
Nextel Strypes Trust, STRYPES, 7.25%................................    255,000       5,673,750
Airtouch Communications Inc., Series C, 4.250%......................     70,000       5,775,000
Nextlink Communications Inc., 6.500%, 144A - Private Placement (a)..     83,900       4,341,825
Omnipoint Corp., 7.0000%, 144A - Private Placement (a)..............    256,100      12,292,800
Sprint Corp. DECS, 8.25% (convertible into 64,180
So. New England Telecom. Corp. common stock)........................     74,000       4,277,596
                                                                                   ------------
                                                                                     38,953,146
                                                                                   ------------
        Total Convertible Preferred Stock 28.1%.....................                131,901,764
                                                                                   ------------

                                       13      See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

                                                                                     Number
Description                                                                        of Shares  Market Value
----------------------------------------------------------------------------------------------------------
Common Stocks 9.9%
Consumer Services 0.7%
CBS Corp.........................................................................    100,000  $  3,175,000
                                                                                              ------------
Energy 1.1%
British Petroleum Co. PLC - ADR (United Kingdom).................................     56,500     4,986,125
                                                                                              ------------

Finance 3.2%
Conseco, Inc.....................................................................     51,400     2,402,950
Equitable Cos., Inc..............................................................     89,500     6,706,906
U.S. Bancorp.....................................................................    141,000     6,063,000
                                                                                              ------------
                                                                                                15,172,856
                                                                                              ------------
Producer Manufacturing 1.2%
General Electric Co..............................................................     62,600     5,696,600
                                                                                              ------------
Utilities 3.7%
AT&T Corp........................................................................     74,000     4,227,250
Smartalk Teleservices Inc........................................................    225,000     3,276,563
U.S. West, Inc...................................................................     65,000     3,055,000
Worldcom, Inc....................................................................    143,217     6,937,073
                                                                                              ------------
                                                                                                17,495,886
                                                                                              ------------
              Total Common Stocks................................................               46,526,467
                                                                                              ------------
Total Long-Term Investments 89.5% (Cost $382,978,845)............................              419,951,450
                                                                                              ------------

Short-Term Investments  10.4%
Repurchase Agreement  6.1%

BA Securities ($28,331,000 par collateralized by U.S.
Government Obligations in a pooled cash account, dated 6/30/98,
to be sold on 07/01/98 at $28,335,761) (b).......................................               28,331,000

Commercial Paper 4.3%
General Electric Capital Corp. ($20,000,000 par, yielding 6.254%,
07/01/98 maturity) (b)...........................................................               19,996,526
                                                                                              ------------
Total Short-Term Investments (Cost $48,327,525)..................................               48,327,526
                                                                                              ------------
Total Investments 99.9% (Cost $431,306,370)......................................              468,278,976
Other Assets in Excess of Liabilities 0.1%.......................................                  507,819
                                                                                              ------------
Net Assets 100.0%................................................................             $468,786,795
                                                                                              ============

                                       14      See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================
*Zero coupon bond

(a) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(b)  Assets segregated as collateral for open futures transactions.
(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
ACES - Automatically convertible equity securities
ADR - American Depository Receipt
DECS - Debt exchangeable for common stock
LYON - Liquid yield option note
PIERS - Preferred income equity redeemable stock
PRIDES - Preferred redeemable increased dividend equity security, traded in shares
QUIPS - Quarterly Income Preferred Securities
SPURS - Shared preference redeemable securities
STRYPES - Structured yield product exchangeable for stock, traded in shares TECONS -Trust convertible securities
TIDES -Term income deferrable equity securities
TIPS -Trust issued preferred stock
TIPES -Trust convertible preferred securities
TOPRS -Trust originated preferred securities

                                       15      See Notes to Financial Statements

                      Statement of Assets and Liabilities
                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $431,306,370)......................................    $468,278,976
Cash.......................................................................           2,861
Receivables:
  Investments Sold.........................................................       9,370,302
  Interest.................................................................       1,960,871
  Fund Shares Sold.........................................................         367,050
Dividends..................................................................         323,912
Other......................................................................          42,453
                                                                               ------------
     Total Assets..........................................................     480,346,425
                                                                               ------------
Liabilities:
Payables:
  Investments Purchased....................................................       9,197,099
  Fund Shares Repurchased..................................................         831,998
  Income Distributions.....................................................         466,280
  Distributor and Affiliates...............................................         361,157
  Investment Advisory Fee..................................................         204,715
  Variation Margin on Futures..............................................          81,348
Accrued Expenses...........................................................         275,980
Trustees' Deferred Compensation and Retirement Plans.......................         141,053
                                                                               ------------
     Total Liabilities.....................................................      11,559,630
                                                                               ------------
Net Assets.................................................................    $468,786,795
                                                                               ============
Net Assets Consist of:
Capital....................................................................    $399,681,041
Net Unrealized Appreciation................................................      36,891,258
Accumulated Net Realized Gain..............................................      30,865,083
Accumulated Undistributed Net Investment Income............................       1,349,413
                                                                               ------------
Net Assets.................................................................    $468,786,795
                                                                               ============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $384,187,264 and 24,696,320 shares of beneficial interest issued and
     outstanding)..........................................................    $      15.56
     Maximum sales charge (5.75%* of offering price).......................             .95
                                                                               ------------
     Maximum offering price to public......................................    $      16.51
                                                                               ============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $78,806,851 and 5,092,409 shares of beneficial interest issued and
     outstanding)..........................................................    $      15.48
                                                                               ============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $5,792,680 and 371,942 shares of beneficial interest issued and
     outstanding)..........................................................    $      15.57
                                                                               ============

*On sales of $50,000 or more, the sales charge will be reduced.


                                       16      See Notes to Financial Statements

                            Statement of Operations
              For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Interest...................................................................  $  6,721,344
Dividends..................................................................     3,156,034
                                                                             ------------
     Total Income..........................................................     9,877,378
                                                                             ------------
Expenses:
Investment Advisory Fee....................................................     1,262,047
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $419,532, $408,695 and $25,776, respectively)............................       854,003
Shareholder Services.......................................................       409,585
Legal......................................................................        22,263
Trustees' Fees and Expenses................................................        18,660
Custody....................................................................         6,235
Other......................................................................       196,849
                                                                             ------------
     Total Expenses........................................................     2,769,642
                                                                             ------------
Net Investment Income......................................................  $  7,107,736
                                                                             ============

Realized and Unrealized Gain:
Realized Gain/Loss:
  Investments..............................................................  $ 29,378,386
  Futures..................................................................     1,951,875
                                                                             ------------
Net Realized Gain..........................................................    31,330,261
                                                                             ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..................................................    47,584,139
                                                                             ------------
  End of the Period:
     Investments...........................................................    36,972,606
     Futures...............................................................       (81,348)
                                                                             ------------
                                                                               36,891,258
                                                                             ------------
Net Unrealized Depreciation During the Period..............................   (10,692,881)
                                                                             ------------
Net Realized and Unrealized Gain...........................................  $ 20,637,380
                                                                             ============
Net Increase in Net Assets From Operations.................................  $ 27,745,116
                                                                             ============

                                       17      See Notes to Financial Statements

                       Statement of Changes in Net Assets
                   For the Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)


                                                                  Six Months Ended       Year Ended
                                                                    June 30, 1998     December 31, 1997
From Investment Activities:
Operations:
Net Investment Income...........................................     $  7,107,736       $  16,063,210
Net Realized Gain...............................................       31,330,261          54,691,941
Net Unrealized Appreciation/Depreciation During the Period......      (10,692,881)          1,495,425
                                                                     ------------       -------------
  Change in Net Assets from Operations..........................       27,745,116          72,250,576
                                                                     ------------       -------------
Distributions from Net Investment Income*.......................       (7,565,506)        (17,653,801)
Distributions in Excess of Net Investment Income*...............              --           (2,441,344)
                                                                     ------------       -------------
  Distributions from and in Excess of Net Investment Income*....       (7,565,506)        (20,095,145)
Distributions from Net Realized Gains*..........................       (4,972,693)        (48,007,153)
                                                                     ------------       -------------
  Total Distributions...........................................      (12,538,199)        (68,102,298)
                                                                     ------------       -------------
Net Change in Net Assets
  from Investment Activities....................................       15,206,917           4,148,278
                                                                     ------------       -------------
From Capital Transactions:
Proceeds from Shares Sold.......................................       68,626,060          84,935,691
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..................................................       10,211,689          56,172,535
Cost of Shares Repurchased......................................      (87,592,566)       (138,510,168)
                                                                     ------------       -------------
Net Change in Net Assets
  from Capital Transactions.....................................       (8,754,817)          2,598,058
                                                                     ------------       -------------
Total Increase/Decrease in Net Assets...........................        6,452,100           6,746,336
Net Assets:
Beginning of the Period.........................................      462,334,695         455,588,359
                                                                     ------------       -------------
End of the Period (Including accumulated undistributed
  net investment income of $1,349,413 and
  $1,807,183, respectively).....................................     $468,786,795       $ 462,334,695
                                                                     ============       =============

                                                                  Six Months Ended       Year Ended
*Distributions by Class.........................................   June 30, 1998      December 31, 1997
Distributions from and in Excess of Net Investment Income:
 Class A Shares.................................................     $(6,448,832)       $(16,890,943)
 Class B Shares.................................................      (1,046,873)         (3,045,626)
 Class C Shares.................................................         (69,801)           (158,576)
                                                                     -----------        ------------
                                                                     $(7,565,506)       $(20,095,145)
                                                                     ===========        ============
Distributions from Net Realized Gain:
 Class A Shares.................................................     $(4,061,828)       $(39,111,920)
 Class B Shares.................................................        (857,817)         (8,428,584)
 Class C Shares.................................................         (53,048)           (466,649)
                                                                     -----------        ------------
                                                                     $(4,972,693)       $(48,007,153)
                                                                     ===========        ============

                                 18            See Notes to Financial Statements

                              Financial Highlights

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

=============================================================================================
                                               Six Months       Year Ended December 31,
                                                    Ended  ----------------------------------
Class A Shares                              June 30, 1998     1997     1996    1995      1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..        $15.059  $15.054  $ 15.05  $ 13.24  $  15.12
                                                  -------  -------  -------  -------  --------
Net Investment Income.....................           .245     .600     .566      .68       .63
Net Realized and Unrealized Gain/Loss.....           .675    1.854    1.173     2.25   (1.5625)
                                                  -------  -------  -------  -------  --------
Total from Investment Operations..........           .920    2.454    1.739     2.93    (.9325)
                                                  -------  -------  -------  -------  --------
Less:
  Distributions from and in Excess of
   Net Investment Income..................           .260     .730     .555    .7025       .62
 Distributions from and in Excess of
  Net Realized Gain.......................           .162    1.719    1.180    .4175     .3275
                                                  -------  -------  -------  -------  --------
Total Distributions.......................           .422    2.449    1.735     1.12     .9475
                                                  -------  -------  -------  -------  --------
Net Asset Value, End of the Period........        $15.557  $15.059  $15.054  $ 15.05  $  13.24
                                                  =======  =======  =======  =======  ========
Total Return (a)..........................         6.10%*   16.91%   12.08%   22.46%    (6.43%)
Net Assets at End
 of the Period (In millions)..............        $ 384.2  $ 376.4  $ 373.1  $ 394.5  $  369.7
Ratio of Expenses to Average Net Assets...          1.03%    1.04%    1.09%    1.00%     1.04%
Ratio of Net Investment Income to
 Average Net Assets.......................          3.17%    3.58%    3.60%    4.62%     4.39%
Portfolio Turnover........................           95%*     170%     129%     130%      105%

*   Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                       19      See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                    Six Months           Year Ended December 31,
                                                         Ended      ----------------------------------
Class B Shares                                   June 30, 1998      1997      1996     1995       1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........      $14.981   $14.992   $ 14.99   $13.20   $  15.07
                                                       -------   -------   -------   ------   --------
  Net Investment Income..........................         .190      .470      .437      .56        .51
  Net Realized and Unrealized Gain/Loss..........         .666     1.848     1.180     2.23    (1.5505)
                                                       -------   -------   -------   ------   --------
Total from Investment Operations.................         .856     2.318     1.617     2.79    (1.0405)
                                                       -------   -------   -------   ------   --------
Less:
  Distributions from and in Excess of
    Net Investment Income........................         .200      .610      .435    .5825       .502
  Distributions from and in Excess of
    Net Realized Gain............................         .162     1.719     1.180    .4175      .3275
                                                       -------   -------   -------   ------   --------
Total Distributions..............................         .362     2.329     1.615     1.00      .8295
                                                       -------   -------   -------   ------   --------
Net Asset Value, End of the Period...............      $15.475   $14.981   $14.992   $14.99   $  13.20
                                                       =======   =======   =======   ======   ========
Total Return (a).................................         5.73%*   15.98%    11.19%   21.46%     (7.11%)
Net Assets at End of the Period (In millions)....      $  78.8   $  81.3   $  78.9   $ 78.1   $   71.1
Ratio of Expenses to Average Net Assets..........         1.82%     1.82%     1.88%    1.81%      1.84%
Ratio of Net Investment Income to
  Average Net Assets.............................         2.38%     2.80%     2.81%    3.81%      3.63%
Portfolio Turnover...............................           95%*     170%      129%     130%       105%

*  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                       20      See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                           Six Months          Year Ended December 31,
                                                                Ended   -------------------------------------
Class C Shares                                          June 30, 1998      1997      1996     1995       1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................      $15.080   $15.079   $ 15.07   $13.25   $  15.13
                                                              -------   -------   -------   ------   --------
  Net Investment Income.................................         .167      .448      .439      .56        .52
  Net Realized and Unrealized Gain/Loss.................         .689     1.882     1.185     2.26    (1.5705)
                                                              -------   -------   -------   ------   --------
Total from Investment Operations........................         .856     2.330     1.624     2.82    (1.0505)
                                                              -------   -------   -------   ------   --------
Less:
  Distributions from and in Excess of Net
    Investment Income...................................         .200      .610      .435    .5825       .502
  Distributions from and in Excess of Net
    Realized Gain.......................................         .162     1.719     1.180    .4175      .3275
                                                              -------   -------   -------   ------   --------
Total Distributions.....................................         .362     2.329     1.615     1.00      .8295
                                                              -------   -------   -------   ------   --------
Net Asset Value, End of the Period......................      $15.574   $15.080   $15.079   $15.07   $  13.25
                                                              =======   =======   =======   ======   ========
Total Return (a)........................................         5.69%*   15.96%    11.20%   21.52%     (7.14%)
Net Assets at End of the Period (In millions)...........      $   5.8   $   4.6   $   3.6   $  3.6   $    3.3
Ratio of Expenses to Average Net Assets.................         1.82%     1.82%     1.88%    1.80%      1.84%
Ratio of Net Investment Income to Average Net Assets....         2.39%     2.79%     2.81%    3.80%      3.72%
Portfolio Turnover......................................           95%*     170%      129%     130%       105%

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                       21      See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1998  (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen Harbor Fund (the "Fund"), formerly known as Van Kampen American Capital Harbor Fund, is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. Through July 30, 1998, unlisted convertible securities were valued at the higher of their last bid price or the value of the securities issuable on conversion. Fixed income investments are stated at values using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 38% of the long term investments at the end of the period.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

     At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $431,419,008; the aggregate gross unrealized appreciation is $49,784,376 and the aggregate gross unrealized depreciation is $13,005,756, resulting in net unrealized appreciation of $36,778,620.

E. Distribution of Income and Gains--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
================================================================================
First $350 million.................................................   .55 of 1%
Next  $350 million.................................................   .50 of 1%
Next  $350 million.................................................   .45 of 1%
Over  $1.05 billion................................................   .40 of 1%

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $22,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $67,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

     Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $286,100. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1998, capital aggregated $317,964,883, $76,005,545, and
$5,710,613 for Classes A, B, and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                           June 30, 1998 (Unaudited)
===============================================================================

                                                          Shares          Value
===============================================================================
Sales:
  Class A..........................................    3,687,074   $ 58,468,441
  Class B..........................................      544,227      8,440,379
  Class C..........................................      108,931      1,717,240
                                                       ---------   ------------
Total Sales........................................    4,340,232   $ 68,626,060
                                                       =========   ============
Dividend Reinvestment:
  Class A..........................................      537,662   $  8,487,599
  Class B..........................................      103,403      1,626,189
  Class C..........................................        6,194         97,901
                                                       ---------   ------------
Total Dividend Reinvestment........................      647,259   $ 10,211,689
                                                       =========   ============
Repurchases:
  Class A..........................................   (4,525,841)  $(71,652,287)
  Class B..........................................     (981,293)   (15,181,891)
  Class C..........................................      (48,364)      (758,388)
                                                       ---------   ------------
Total Repurchases..................................   (5,555,498)  $(87,592,566)
                                                       =========   ============

     At December 31, 1997, capital aggregated $322,661,130, $81,120,868 and
$4,653,860 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         Shares           Value
===============================================================================
Sales:
  Class A..........................................   4,596,353   $  72,255,103
  Class B..........................................     702,695      11,137,353
  Class C..........................................      95,609       1,543,235
                                                     ----------   -------------
Total Sales........................................   5,394,657   $  84,935,691
                                                     ==========   =============
Dividend Reinvestment:
  Class A..........................................   3,078,670   $  45,914,946
  Class B..........................................     660,267       9,780,959
  Class C..........................................      32,032         476,630
                                                     ----------   -------------
Total Dividend Reinvestment........................   3,770,969   $  56,172,535
                                                     ==========   =============
Repurchases:
  Class A..........................................  (7,461,163)  $(118,439,608)
  Class B..........................................  (1,201,555)    (19,139,823)
  Class C..........................................     (58,685)       (930,737)
                                                     ----------   -------------
Total Repurchases..................................  (8,721,403)  $(138,510,168)
                                                     ==========   =============

                           June 30, 1998 (Unaudited)
================================================================================
     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                            Contingent Deferred
                                                               Sales Charge
                                                            -------------------
Year of Redemption                                          Class B     Class C
===============================================================================
First....................................................    5.00%       1.00%
Second...................................................    4.00%       None
Third....................................................    3.00%       None
Fourth...................................................    2.50%       None
Fifth....................................................    1.50%       None
Sixth and Thereafter.....................................    None        None

     For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $25,200 and CDSC on the redeemed shares of Classes B and C of approximately $47,300. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $430,169,662 and $456,258,600, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an

                           June 30, 1998 (Unaudited)
================================================================================
agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                                      Contracts
================================================================================
Outstanding at December 31, 1997.....................................       -0-
Futures Opened.......................................................       200
Futures Closed.......................................................      (100)
                                                                      ---------
Outstanding at June 30, 1998.........................................       100
                                                                      =========

     The futures contracts outstanding at June 30, 1998, and the description and unrealized depreciation are as follows:

                                                                      Unrealized
                                                         Contracts  Depreciation
================================================================================
Long Contracts--Sept 1998 S&P 500 Index Future
  (Current Notional Value of $285,750 per contract).....       100       $81,348
                                                               ===       =======

6. Distribution and Service Plans
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $343,200.

                                Van Kampen Funds

EQUITY FUNDS
Domestic
  Aggressive Equity
  Aggressive Growth
  American Value
  Comstock
  Emerging Growth
  Enterprise
  Equity Growth
  Equity Income
  Growth
  Growth and Income
  Harbor
  Pace
  Real Estate Securities
  U.S. Real Estate
  Utility
  Value
International/Global
  Asian Growth
  Emerging Markets
  Global Equity
  Global Equity Allocation
  Global Managed Assets
  International Magnum
  Latin American
FIXED-INCOME FUNDS
Income
  Corporate Bond
  Global Fixed Income
  Global Government Securities
  Government Securities
  High Income Corporate Bond
  High Yield
  High Yield & Total Return
  Limited Maturity Government
  Short-Term Global Income
  Strategic Income
  U.S. Government
  U.S. Government Trust for Income
  Worldwide High Income
Tax Exempt Income
  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income
Capital Preservation and
Senior Loan Funds
  Prime Rate Income Trust
  Reserve
  Senior Floating Rate
  Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money. To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:
 .  visit our web site at
   www.van-kampen.com -- to view prospectuses, select Investors' Place, then Download a Prospectus
 .  call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)
 .  e-mail us by visiting
   www.van-kampen.com and selecting Investors' Place

                             Van Kampen Harbor Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser

Van Kampen
Asset Management Inc.
2800 Post Oak Blvd.
Houston, Texas 77056

Distributor

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

Van Kampen Investor
Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, IL 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C)   Van Kampen Funds Inc., 1998 All rights reserved.
/SM/  denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the fund. It is not authorized for distribution to prospective investors unless it has been preceded or accompanied by an effective prospectus of the fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181